Exhibit 10.126
                              Premier Capital Corp.

                            LEASE AGREEMENT ("Lease")

                               APPROVAL NO. 45649

LESSEE                             LEASE NO.                 CUSTOMER NO. 55967

 COMPANY NAME:
Play Co. Toys & Entertainment Corp.
ADDRESS:
550 Rancheros Drive SUPPLIER
San Marcos CA 92069 See Attached Addendum
CONTACT NAME:
Jim Frakes
PHONE:
760-471-4505
EQUIPMENT LOCATION (IF DIFFERENT FROM ABOVE) STREET ADDRESS:
(same)

     CHECK  DATE:  _____  X  CORPORATION   PARTNERSHIP   PROPRIETORSHIP  LIMITED
LIABILITY  COMPANY  E Q U  I  P  M  E N T D E S C R I P T I O N X  SEE  ATTACHED
ADDENDUM

QUANTITY: MAKE/MODEL: SERIAL NUMBER:

                  S C H E D U L E O F M O N T H L Y L E A S E
                                 P A Y M E N T S


LEASE TERM NUMBER OF AMOUNT OF TOTAL EQUAL TO 2 MONTH(S): $6,363.90
-- ---------
(Months) PAYMENTS PAYMENT PLUS ADVANCE USE TAX ON ADVANCE: $ incl
----------
APPLICABLE LEASE ONE-TIME DOCUMENTATION FEE $ 100.00
----------
36 36 AT $2,953.09 TAXES PAYMENT TOTAL INITIAL PAYMENT $6,463.90

ADDITIONAL PROVISIONS END OF LEASE PURCHASE OPTION
_________________________ End of lease purchase option shall be 10% of the Total
                          Lease Base
_________________________ or Fair Market Value (whichever is greater) or unless another purchase option has been checked.
                          X  $1.00 Purchase Option      Other _______________

     T E R M S A N D C O N D I T I O N S (c o n t i n u e d o n p a g e 2)

     AGREEMENT. Lessee agrees that: (a) Lessee has read and understands the terms and conditions on page 1 and page 2 of this Lease; (b) this Lease cannot be canceled and Lessee has an unconditional obligation to make all payments due under this Lease without reduction, withholding or off-set; (c) the person signing this Lease has the authority to do so and to grant the power of attorney set forth in paragraph 10 of this Lease; (d) this Lease is a commercial transaction and not a consumer transaction; (e) Lessee has reviewed and approved the supply contract covering the purchase of the Equipment from the supplier;
and (f) this Lease will be governed by the laws of the Commonwealth of Massachusetts and Lessee consents to the jurisdiction of any court located within the Commonwealth. Lessor and Lessee both waive any rights to a trial by jury.

     LEASE.  Lessor  agrees to lease to Lessee and  Lessee  agrees to lease from

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Lessor the Equipment  described above and in any addendum to this Lease.  Lessor may charge Lessee a documentation fee to cover lease documentation and investigative costs. The Lease will commence on the date when the Equipment is received by Lessee.

     DELIVERY AND ACCEPTANCE OF EQUIPMENT. Upon delivery of the Equipment to the location identified above. Lessee will inspect the Equipment and the Equipment will be deemed irrevocably accepted by Lessee upon the earlier of: a) five (5) days after delivery of the Equipment; or b) delivery to Lessor of a signed
Delivery and Acceptance Receipt. ONCE LESSEE SIGNS THIS LEASE AND LESSOR ACCEPTS
IT, THIS LEASE WILL BE NONCANCELLABLE FOR THE FULL LEASE TERM.

     LEASEPAYMENTS. Lessee agrees to pay to Lessor the monthly Lease payments and for the number of months as shown above. Any advance Lease payments will be used for the first Lease payment and any balance will be used for the last Lease payment(s). Unless otherwise indicated above, the first Lease payment is due on or before the Equipment is delivered to Lessee. Remaining Lease payments will be due on the day of each subsequent month (or such other time period specified above) designated by Lessor. Lessee authorizes Lessor to adjust the Lease
Payment by not more than 10% if the actual Total Lease Base differs from the estimated Total Lease Base. The Total Lease Base is the amount Lessor has paid in connection with the purchase , delivery and installation of the Equipment, including any trade-up or buyout amounts. If any part of a payment is more than five (5) days late, Lessee shall pay a late charge of up to 10% of the payment, all or a portion of which is late (or such lesser rate as is the maximum rate allowable under applicable law).

     DISCLAIMER  OF  WARRANTIES.  Lessor  is  leasing  the  Equipment  to Lessee
"AS-IS." LESSEE  ACKNOWLEDGES THAT LESSOR DOES NOT REPRESENT THE MANUFACTURER OR
THE SUPPLIER.  LESSEE HAS SELECTED THE EQUIPMENT AND SUPPLIER BASED UPON ITS OWN
JUDGEMENT. LESSOR MAKES NO WARRANTIES,  EXPRESS OR IMPLIED, INCLUDING WARRANTIES
OF  MERCHANTABILITY  OR FITNESS FOR A PARTICULAR  PURPOSE OR  OTHERWISE.  LESSEE
AGREES THAT ANY CLAIMS  RELATIVE TO THE EQUIPMENT  SHALL BE MADE SOLELY  AGAINST
THE MANUFACTURER OR SUPPLIER, AND IN NO

     EVENT SHALL  LESSOR BE LIABLE FOR DAMAGES  ARISING  DIRECTLY OR  INDIRECTLY
FROM THE EQUIPMENT, WHETHER CONSEQUENTIAL,  DIRECT, SPECIAL, OR INDIRECT. LESSOR
TRANSFERS TO LESSEE ANY WARRANTIES BY THE MANUFACTURER OR SUPPLIER REGARDING THE
EQUIPMENT. Lessee hereby agrees that either _____________ or its wholly owned subsidiary __________________ is to be the Lessor under this Lease as identified by the check mark next to its name. This lease is not Binding until accepted by Lessor.
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

LESSOR: X  ___________________________.                                         LESSEE: Play Co. Toys & Entertainment Corp.
                                                                                -----------------------------------
By: ___________________________________________                                 Signature: ______________________________
Title: _________________  Date Accepted: ___________                            Title: _______________  Date Accepted: ___________

     LOCATION AND USE OF EQUIPMENT. Lessee agrees not to change the location of the Equipment without the written consent of Lessor. Lessee will keep the Equipment in compliance with manufacturer's requirements and in good condition except for ordinary wear and tear. The Equipment will not have any alterations, additions or replacements to it, without Lessor's prior written consent. At the end of the Lease term (or any other renewal term), or if the Lease is terminated for any reason, Lessee, at its expense, will return the Equipment to any place designated by Lessor, freight prepaid, in the same condition it was delivered except for ordinary wear and tear. Lessee, at its own expense, will insure the Equipment for its full replacement value during shipping and name the Lessor as

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a "Loss Payee." Lessor may charge Lessee an inspection service fee for assessing the condition of returned Equipment.

     TAXES AND FEES. Lessee shall pay all taxes, fees and charges relative to this Lease or the Equipment during the term of the Lease. Lessor will file all personal property, use or other tax returns (unless Lessor notifies Lessee otherwise) and Lessee agrees to pay Lessor a fee for making such filings. Lessor does not have to contest any taxes, fines or penalties. Lessee will pay estimated property taxes with each Lease payment or periodically as invoiced by Lessor.

     1 INSURANCE; RISK OF LOSS. Lessee, at its own expense, shall keep insurance against all risks of loss, theft, damage, or destruction of the Equipment for the full replacement value thereof. Lessee shall furnish Lessor with a certificate of insurance which shall: (a) name Lessor as "Loss Payee," and (b) not be canceled except upon thirty (30) days written notice to Lessor. If Lessee fails to provide Lessor evidence of insurance, then Lessor may at its option obtain insurance covering Lessor's interest in the Equipment, from an insurer of Lessor's choice (which may be an affiliate). If Lessor purchases such insurance, Lessee will cooperate with Lessor's insurance agent with respect to the placement of insurance and the processing of claims. Lessee also acknowledges that Lessor is not required to procure or maintain any insurance, and that Lessor will not be liable to Lessee if such insurance coverage is discontinued. Lessee agrees to pay to Lessor the Lessor's costs for such insurance and a fee for Lessor's administration of such insurance. Lessee shall bear all risks of loss, theft, damages or destruction of the Equipment ("Loss") from any cause whatsoever and any such Loss shall not relieve Lessee from any obligation under the Lease including to make Lease payments. Lessee also at its expense shall maintain public liability and third party property insurance naming Lessor as an additional insured, in such form, amount and with companies acceptable to Lessor. Lessee shall upon request from Lessor provide a certificate or other evidence of such insurance.

     1 TITLE; PERSONAL PROPERTY. The Equipment is and at all times shall remain the sole property of the Lessor. No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the full Lease term, conditioned upon Lessee's compliance with the terms and conditions of the Lease. However, if this Lease is determined to be a lease intended for security, Lessee grants Lessor a purchase money security interest in the Equipment. Lessee agrees to keep the Equipment free and clear of all liens, claims and encumbrances. Lessor may inspect the Equipment at any reasonable time.

     1 UCC FILINGS. Lessee authorizes Lessor to file a copy of this Lease as a financing statement and appoints Lessor or Lessor's Designee as Lessee's attorney-in-fact to execute and file, on Lessee's behalf, financing statements covering this Equipment or, if requested, Lessee will deliver to Lessor signed financing statements.

     1 STATUTORY FINANCE LEASE. IT IS THE INTENT OF THE PARTIES THAT THIS LEASE QUALIFY AS A STATUTORY FINANCE LEASE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE HAS SELECTED BOTH (A) THE EQUIPMENT AND (B) THE SUPPLIER FROM WHICHLESSOR IS TO PURCHASE THE EQUIPMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ALL RIGHTS AND REMEDIES CONFERED UPON A LESSEE BY ARTICLE 2A. LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT AND LESSEE SHOULD CONTACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS.

     1 DEFAULT. Lessee shall be in default if: (a) Lessee fails to make any Lease payment within five (5) days after the date the payment is due; (b) Lessee fails to perform any other of its obligations under this Lease or in any other agreement with Lessor and this failure continues for 10 days after Lessor sends

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Lessee  notice of it; (c) any  guarantor  of the Lease dies or does not  perform guarantor's obligations under the guaranty; or (d) Lessee or any guarantor files a petition in bankruptcy or seeks similar relief.

     1 REMEDIES. If a default occurs, Lessor may do one or more of the following: (a) cancel this Lease and all other leases that Lessor has entered into with Lessee; (b) require Lessee to immediately pay Lessor, as compensation for loss of Lessor's bargain and not as a penalty, a sum equal to (1) the present value of all unpaid lease payments for the remainder of the Lease term plus the present value of the anticipated residual interest in the Equipment, each discounted at 5% per year, compounded monthly, plus (2) all other amounts due or that become due under the Lease; (c) require Lessee to deliver the Equipment to Lessor; (d) take peaceful possession of the Equipment with or without court order; and (e) exercise any other right or remedy available at law or in equity. Each right and remedy shall be cumulative and may be exercised singly or in combination. If Lessor takes possession of the Equipment, Lessor may sell or otherwise dispose of the Equipment with or without notice, at a public or private sale, and Lessor will apply the net proceeds (after Lessor has deducted all costs related to the sale or disposition of the Equipment) to the amounts that Lessee owes Lessor. Lessee will remain responsible for any amounts still owed to Lessor.

     1 ASSIGNMENT. Lessee shall not assign, sublet, lend, transfer, or pledge the Lease or the Equipment without Lessor's prior written approval. Lessor may assign, transfer, pledge or sell Lessor's interest in the Lease and/or the Equipment. Upon notification of such assignment, Lessee shall remit Lease payments directly to such assignee. Assignee will have the same rights Lessor has under this Lease but not Lessor's obligations. Lessee agrees that any assignee will not be subject to any claims, defenses or set-offs Lessee may have against Lessor or any third party.

     1 PURCHASE OPTION. Upon expiration of the Lease term, provided Lessee is not in default, Lessee shall have the option to purchase the Equipment under the terms set forth on page 1 of the Lease. As applicable, Lessor will use its reasonable judgement to determine the Equipment's in use and in place fair market value. If Lessee disagrees with Lessor's determination, such fair market value shall be determined by a mutually acceptable independent appraiser. All fees and expenses of the appraiser shall be paid by the Lessee. Upon payment of the Purchase Option price, plus applicable taxes, Lessor shall transfer its interest in the Equipment to Lessee "AS IS" "WHERE IS". Lessor may charge Lessee a fee for costs and expenses relating to the release of its interest in the Equipment.

     1 RETURN OF EQUIPMENT; AUTOMATIC RENEWAL. Excluding the Lessee exercising the option to purchase the Equipment, if Lessee fails to return the Equipment within 10 days of the expiration of the Lease term, this Lease will automatically renew for an additional 12 month term and thereafter renew for successive 1 month terms until Lessee returns the Equipment at the end of the renewal term. Lessee shall pay the monthly Lease payments during such renewal term(s).

     1 LESSEE'S EXPENSES. If costs are incurred to protect Lessor's interest due to nonperformance of any of the Lessee's obligations under this Lease, Lessee shall pay Lessor's costs and expenses. This may include reasonable attorney's fees, incurred by Lessor in exercising its rights hereunder.

     1 AUTHORIZATION. Lessee authorizes Lessor to obtain credit reports from time to time and make other credit inquiries at Lessor's sole discretion. Upon Lessee's request, Lessor will inform Lessee whether Lessor had requested a personal credit bureau report and the name and address of the credit reporting agency that furnished the report.


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     1  INDEMNITY.  Lessee  shall  indemnify  Lessor  against,  and hold  Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney" fees, arising out of, connected with, or resulting from the Lease or the Equipment without limitation.

     1 NON-WAIVER. Lessor's failure to require performance by Lessee of any provisions of the Lease shall not be a waiver thereof.

     1 SEVERABILITY. This Lease contains the entire agreement between the parties regarding the lease of the Equipment; however, if any provision of the Lease be declared invalid, the remaining provisions shall remain in force and in effect.

     1 MODIFICATION. Lessee hereby authorizes Lessor to fill in dates and to indicate the name of the Lessor as well as make minor corrections in the Lease, but otherwise, the Lease shall not be changed except by written agreement executed by the parties.

     1 INTENT. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of time-price differential or interest (as applicable) permitted to be charged or collected under applicable law, and any such excess payment will be applied to Lease payments in inverse order of maturity and any remaining excess shall be returned to the Lessee.

     1 FAX ACKNOWLEDGEMENT AND CERTIFICATION. By signing below, Lessee acknowledges that the Lease is being transmitted by fax and Lessee agrees that a fax copy of the signed Lease may be used by Lessor in any action to enforce Lessor's rights under the Lease. Lessee also certifies that each of the provisions contained on page 1 and page 2 of the Lease (and, if applicable, contained in any related addendum) is clear and legible and Lessee understands that Lessor is relying on this acknowledgement and certification in entering into the Lease.

Lessee sign here:
                                    Title                              Date